PATRIOT GOLD CORP.
STOCK OPTION AGREEMENT

This Stock Option Agreement (this "Agreement") is entered into as of _____, 2012 by and between PATRIOT GOLD CORP., a Nevada corporation (the "Corporation") and ______ (the "Optionee").

WHEREAS,  the Corporation desires to afford the Optionee an opportunity to purchase certain shares of the Corporation's  common stock so as to acquire a proprietary  interest as a  shareholder  of the  Corporation and to provide the Optionee  with an  incentive  to use his  best  efforts  in the  service  of the Corporation.

NOW,  THEREFORE,  in consideration of the premises and mutual covenants set forth below, the parties agree as follows:

Grant of Option.

The  Corporation  hereby grants to Optionee the right to purchase up to the  aggregate  number of Shares set forth in  Exhibit A attached  hereto at the exercise price per Share stated therein (the "Option"). The right to purchase such Shares shall be  subject to all of the  provisions,  terms and  conditions set forth in this Agreement and in the PATRIOT GOLD CORP. 2012 Stock Option (the "Plan"),  a copy of which is  annexed hereto  and made a part  hereof.  Unless defined  in this Agreement, capitalized terms used herein shall have the meaning ascribed to them in the Plan.

This  Option is  intended  to be and shall be treated as an  Incentive Stock  Option  pursuant to 26 U.S.C. §422 of the US Code (the "Code")unless  this sentence  has been manually  crossed  out and its  deletion is  followed  by the signature  of the corporate   officer who  signed  this  Option  on  behalf  of the  Corporation.

                      (check if applicable).

Vesting Schedule and Expiration.

This Option shall not be  exercisable  prior to the vesting  date set forth in Exhibit A attached  hereto or  subsequent  to the  expiration  date set forth therein unless extended by the Board of Directors or the Option Committee. During the exercise period, the Option may be exercised by the Optionee (or such other person or persons authorized to exercise Options under the Plan), in whole or in part, from time to time, subject to the maximum percentage of Options then exercisable  in  accordance  with the  schedule  set forth in Exhibit A attached hereto.  The  Corporation  agrees to  maintain  during  such exercise  period a sufficient  number of Shares  (which may be  authorized  and unissued  Shares or issued Shares that have been reacquired by the Corporation) corresponding to the number of unexercised Options granted to the Optionee after taking into account any Share adjustment under the Plan.

Restrictions on Transferability of Options.

This Option may not be  transferred  by the Optionee other than by will or the  laws of  descent  and  distribution  and  may be  exercised  during  the Optionee's  lifetime only by the Optionee or the  Optionee's guardian or legal representative.  A  transfer  of an  Option by will or the laws of  descent  and distribution  shall not be effective unless the Option Committee shall have been furnished  with such evidence as it may deem necessary to establish the validity and effectiveness of the transfer.

Termination Provisions.

Except as provided in  paragraphs  (2),  and (3) below,  if an Optionee's  employment by, or  relationship  with, the Corporation is terminated voluntarily or, by the Corporation, whether such termination is for Cause or for no reason whatsoever, any Option heretofore granted which remains unexercised at the time of such termination shall expire immediately,  provided,  however, that the Option  Committee may, in its sole and absolute  discretion,  within thirty (30) days of such termination,  waive the expiration of any Option awarded under the  Plan,  by giving written  notice of such  waiver to the Optionee  at such Optionee's  last known  address.  In the event of such waiver, the Optionee may exercise  any such Options  only to such  extent,  for such time,  and upon such terms and conditions set forth in subparagraph (i) above.  The determination as to whether a  termination  is voluntary or for Cause shall be made by the Option Committee, whose decision shall be final and conclusive.

If an  Optionee  ceases to be employed by or ceases to perform services to the  Corporation  by reason of death or  Disability,  the  aggregate amount of unexercised Options granted  hereunder  shall thereupon  become fully vested and  immediately  exercisable and shall expire no later than one (1) year thereafter  unless such Options by their terms expire  before such date.  During such one (1) year period, the Optionee, or, in the case of death, the Optionee's estate or the person or persons  to whom the Option was  transferred  by will or the laws of descent and distribution,  may exercise any such Options, and if not exercised,  shall  expire  at the end of such one (1) year  period  unless  such Options by their terms expire before such date.

If the Optionee ceases to be employed by, or ceases to provide services to the  Corporation  by reason of Retirement,  the aggregate  amount of unexercised  Options granted  hereunder shall thereupon  become fully vested and immediately  exercisable  and shall  expire,  in the case of an Incentive  Stock Option, no later than three (3) months following such Retirement, or in the case of a Nonqualifying  Stock Option one (1) year following  Retirement,  unless, in either case, the Options by their terms expire prior to such date.

Exercise, Payment and Delivery of Stock.

This  Option may be  exercised  by the  Optionee  or other  person then entitled to exercise it by delivery of a written  notice to the Secretary of the Corporation together with this Option Agreement specifying the number of Options intended to be exercised and the exercise  price and  accompanied  by payment in full of the  exercise price for the number of Shares with  respect to which the Option is exercised.

If the Corporation is required to withhold any federal,  state or local tax as a result of such  exercise,  the notice  shall also be accompanied  by a check payable to the Corporation in payment of the applicable amount required to be  withheld,  unless alternate  arrangements  have been  agreed to between the parties to satisfy any applicable withholding obligations.

Payment  for Shares may be made in cash,  or with the approval  of the Option  Committee  (which may be  withheld in its sole  discretion)  with Shares having a fair market value on the date of exercise equal to the exercise  price, or a combination of cash and Shares. In addition, subject to the approval of the Option Committee (which may be withheld in its sole discretion),  payment may be effected wholly or partly by monies  borrowed from the  Corporation  pursuant to the terms of a  promissory  note,  the terms and  conditions of which  shall be determined from time to time by the Option  Committee.  An Optionee may purchase less than the total numbers of Shares for which  Options are then  exercisable, provided,  however, that any  partial  exercise  shall not be for less than 100 Shares and shall not include any fractional Shares. No Optionee, legal  representative  of such  Optionee,  as the case may be,  shall be,  or shall be deemed to be,  the owner of any  Shares  covered  by an Option unless and until certificates  for the Shares  are  issued to the  Optionee  or such  Optionee's representative under the Plan.

Adjustments.

In the event that there is any change in the Shares of the  Corporation arising through merger, consolidation,  reorganization,  recapitalization, stock dividend,  stock split or combination thereof, the Board of Directors shall make such  adjustments in the aggregate  number of Options  subject to this Agreement and/or  the price per share of such  Options  in order to  prevent  dilution  or enlargement  of  the Optionee's  rights  and of the  value  represented  by the Options;  provided however,  no such adjustments will be made to the extent that such  adjustments  cause  the Plan to be  treated  as a  "nonqualified  deferred compensation plan" within the meaning of Code Section 409A or any Options issued thereunder as being issued under a  "nonqualified  deferred  compensation  plan" within the meaning of Section  409A of the Internal Revenue Code (“Code Section 409A”).  Upon any  adjustment in the number or exercise  price of Shares  subject to an Option,  a new Option may be granted in place of such Option which has been so adjusted.  In the event of a  dissolution or liquidation of the Corporation  or a merger,  consolidation,  sale of all or substantially all of the Corporation's assets, or other corporate reorganization in which the  Corporation  is not the  surviving  corporation, or any merger in which the  Corporation  is the surviving  corporation  but the holders of Shares receive securities of another corporation,  outstanding Options shall terminate, provided  that the holder of each Option shall,  in such event,  if no provision has been made for the substitution of a new option for such outstanding  option, have the right  immediately prior to such event to exercise the holder's Options in whole or in part without  regard to the date on which the Options  otherwise would be first exercisable.

Compliance with Laws and Regulations.

The  Optionee  represents  and  warrants  to the  Corporation  that the services rendered by him to the Corporation shall under no circumstance  include (a) any  activities which  could  be  deemed  by the  Securities  and  Exchange Commission  ("SEC") to  constitute  investment  banking or any other  activities requiring  the  Optionee  to register as a  broker-dealer  under the  Securities Exchange Act of 1934; (b) any activities  which could be deemed by the SEC to be in connection with the offer or sale of securities;  or (c) any activities which directly  or  indirectly  promote or  maintain  a market  for the  Corporation's securities.

By  accepting  this  Option,  the  Optionee  represents  and agrees for himself  and his  transferees  by will or the laws of descent and  distribution that, unless a registration  statement under Securities Act of 1933 is in effect as to Shares purchased upon any exercise of this Option,  (a) any and all Shares so purchased  shall be acquired for his personal  account and not with a view to or for sale in connection with distribution,  and (b) each notice of exercise of all or any portion of this Option shall, if the Option Committee so requests, be accompanied by a  representation  and warranty in writing,  signed by the person entitled  to  exercise  the same,  that the Shares are being so acquired in good faith  for his or her personal  account  and not  with a view to or for sale in connection with any distribution.

No certificates for Shares purchased upon exercise of this Option shall be issued and  delivered  unless and until,  in the opinion of legal counsel for the Corporation, such securities may be issued and delivered without causing the Corporation  to be in violation  of or incur any  liability under any federal, state  or  other  securities  law  or  any  other  requirement of law or of any regulatory body having  jurisdiction over the Corporation.  Without limiting the generality of the foregoing,  the Optionee acknowledges and understands that the Shares subject to the Options granted  hereunder have not been registered  under the Securities Act of 1933, as amended, or under the blue sky or securities laws of any state,  that the Corporation has no obligation to so register any of such Shares and that,  except to the extent the Shares are so registered,  the Shares will be restricted securities and may be sold, transferred or otherwise disposed of only if an exemption from such  registration is available. Unless the Shares have been so  registered,  there  shall be noted  conspicuously  upon each stock certificate representing such Shares, the following statement:

"The  shares of stock  represented  by this  certificate  have not been registered under the  Securities  Act of 1933 (1933 Act) nor under any applicable state  securities act and may not be offered or sold except pursuant to (i) an effective  registration  statement relating to such stock under the 1933 Act and any applicable  state securities act, (ii) to the extent  applicable,  Rule 144 under the 1933 Act (or any similar rule under such act or acts relating to the disposition of securities), or (iii) an opinion of counsel  satisfactory to the Corporation that an exemption from registration under Act or Acts is available."

Invalidity; Severability.

If any clause or provision of this Agreement shall be adjudged invalid, the same shall not affect the  validity of any other clause or provision of this Agreement, or of any other document pertaining to the subject matter thereof, or constitute by reason thereof,  any claim or cause of action in favor of Optionee as against the Corporation.  In addition, the provisions of this Agreement shall be read  and  construed  and  shall  have  effect  as  separate,  severable  and independent provisions or restrictions, and shall be enforceable accordingly.

Entire Agreement; No Waiver; Remedies.

This  Agreement  contains  the  entire  agreement  of the  parties  and incorporates and supersedes any and all prior or contemporaneous oral or written agreements  with  respect  to the  matters  referred  to in it. No waiver of any breach or default  hereunder  shall be  considered  valid  unless in writing and signed by the party giving such  waiver,  and no such waiver shall be deemed a waiver of any  subsequent  breach or default of the same or similar  nature.  No failure on the part of any party to  exercise,  and no delay in  exercising  any right,  remedy,  power or privilege hereunder shall operate as a waiver thereof; no  waiver  whatever shall be valid  unless in  writing  signed by the party or parties to be charged and then only to the extent specifically set forth in such writing.  All  remedies,  rights,  powers  and  privileges,  either  under  this Agreement or by law or otherwise  afforded the parties to this Agreement,  shall be  cumulative  and shall not be exclusive of any remedies,  rights,  powers and privileges provided by law.

Successors and Assigns.

The rights and  obligations  of the  Corporation  under this  Agreement shall  inure to the benefit of and shall be  binding  upon the  successors  and assigns of the Corporation.

Headings; Counterparts; Governing Law.

The headings in this  Agreement are for  convenience of reference only and are not  intended to  define  or  limit  the  contents  of any  section  or paragraph.  This Agreement may be executed in one or more counterparts,  each of which shall be deemed an original,  but all of which together shall  constitute one and the same instrument. This Agreement shall in all respects be governed by the laws  (without  reference to conflicts of laws  principles)  of the State of Nevada  applicable to  contracts  made  and  performed  within  the  State of Nevada.

Execution.
The grant  of the  Option  hereunder  shall be  binding  and effective  only if  this  Agreement  is duly  executed  by or on  behalf  of the Corporation  and  by the  Optionee,  and a  signed  copy  is returned  to  the Corporation.

The Optionee acknowledges that no assurances or representations are made by the  Corporation as to the present or future market value of the  Shares or as to the  business,  affairs,  financial  condition  or prospects of the Corporation.

Governing Provisions.

In the event of any conflict  between the terms and provisions contained in this Agreement and the terms and provisions  contained in the Plan, the terms, provisions and conditions set forth in the Plan shall govern.

Optionee Bound by Plan.

OPTIONEE ACKNOWLEDGES RECEIPT OF THE ATTACHED COPY OF THE PATRIOT GOLD CORP. 2012 STOCK OPTION PLAN AND AGREES TO BE BOUND BY ALL THE TERMS AND PROVISIONS THEREOF.

AGREED AND ACCEPTED:                                                                                    PATRIOT GOLD CORP.

_______________________________                            By: ________________________________
Optionee                                                                                    Name: ________________________
Name: ___________                                                              Title:________________________

EXHIBIT A

PURSUANT TO THE PATRIOT GOLD CORP.

2012 STOCK OPTION PLAN

with

 ______ (the OPTIONEE)

             (check if applicable)  The Option awarded under this Agreement is intended to be a Nonqualifying Stock Option.

             (check if applicable) The Option awarded under this Agreement is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

(a) Number of shares of the Common Stock covered by the Option:

(b) Exercise price per share: $ _____

(c) Vesting Schedule and Exercise price:

Number Vested	Vesting Date	Exercise price per share	Expiration Date